Exhibit 99.1

Contacts:	Investor Contact: Robert McNamara Senior Vice President and CFO +1 (408) 789-4264 investorrelations@accuray.com	Media Contact: Stephanie Tomei Accuray PR Manager +1 (408) 789-4234 stomei@accuray.com

Accuray Amends Announcement of its Fiscal Third Quarter 2007 Financial Results

- Revenue, Operating Expenses, Cash Flows and Backlog Unaffected -

SUNNYVALE, Calif., May 14, 2007 — Accuray Incorporated (Nasdaq: ARAY), a global leader in the field of radiosurgery, today issued an amended announcement of its fiscal third quarter 2007 financial results originally issued in a press release on May 1, 2007. The amended announcement of financial results reflects an additional $904,000 in costs of goods sold related to services. The amendment was identified by the Company during its quarterly review in preparation of its 10-Q for the quarter ended March 31, 2007. This amendment does not impact previously announced revenue, operating expenses, cash flows, or backlog but results in lower gross margins and a net loss for the quarter.

The Company is now announcing gross margin for the fiscal third quarter 2007 of 56.6 percent.  The Company had previously announced gross margin for the fiscal third quarter of 2007 of 59.0 percent.

The Company is now announcing a net loss for the fiscal third quarter 2007 of $0.8 million, or $0.02 per share.  Previously, the Company had announced net income for the fiscal third quarter 2007 of $0.1 million.

For the nine months ended March 31, 2007, the Company is now announcing gross margin of 57.1 percent.  The Company had previously announced gross margin of 58.1 percent for the nine-month period.

For the nine months ended March 31, 2007 the Company is now announcing a net loss of $6.1 million, or $0.26 per share.  The Company previously announced a net loss of $5.2 million, or $0.23 per share for the nine-month period.

Conference Call

Accuray will hold a conference call for financial analysts and investors to discuss the corrections to the Company’s previously announced results of operations for the third fiscal quarter today, May 14, 2007, at 2:00 p.m. PT / 5:00 p.m. ET. The conference call dial- in numbers are (800) 289-0533 (USA) or +1 (913) 981-5525 (International), Access Code: 7594903. A live webcast of the call will also be available from the Investor Relations section on the corporate Web site at http://www.accuray.com. In addition, a recording of the call will be available by calling (888) 203-1112 (USA) or +1 (719) 457-0820 (International), Access Code: 7594903, beginning at 3:00 p.m. PT / 6:00 p.m. ET, on May 14, 2007. A webcast replay will also be available from the Investor Relations section of the corporate Web site at http://www.accuray.com beginning at approximately 3:00 p.m. PT / 6:00 p.m. ET, on May 14, 2007. The telephone and webcast replays will remain available for 10 days following the live event.

About Accuray

Accuray Incorporated (Nasdaq: ARAY) based in Sunnyvale, Calif., is a global leader in the field of radiosurgery. Its CyberKnife System is the world’s first and only commercially available intelligent robotic radiosurgery system designed to treat tumors anywhere in the body, typically with sub-millimeter accuracy. To date, it is estimated that the CyberKnife System has been used by physicians to treat more than 30,000 patients worldwide. For more information, please visit www.accuray.com.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this press release, including statements as to financial guidance including realization of backlog, procedure growth and market acceptance, product development, clinical studies, regulatory review and approval, and commercialization of products, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include: fluctuations in results of operations;  reimbursement for the CyberKnife procedure; market acceptance of our products; government approvals of our products; intellectual property protection for our products; competing products; funding requirements; and other risks detailed from time to time under the heading “Risk Factors” in our report on Form 10-Q for the quarterly period ended March 31, 2007, as may be updated from time to time by our other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual performance or results may

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vary materially from any future performance or results expressed or implied by these forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws.

©2007 Accuray Incorporated. All rights reserved.  Accuray, the Accuray logo, CyberKnife, Synchrony, Xsight and RoboCouch are among trademarks or registered trademarks of Accuray Incorporated.

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Accuray Incorporated
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three months ended March 31,		Nine months ended March 31,
	2007	2006	2007	2006
Net revenue:
Products	$29,515	$12,261	$75,591	$20,350
Shared ownership programs	2,437	2,145	7,248	5,860
Services	4,579	1,134	11,209	3,063
Other	809	760	2,410	2,224
Total net revenue	37,340	16,300	96,458	31,497
Cost of revenue:
Costs of products	12,183	7,086	30,263	10,323
Costs of shared ownership programs	663	620	1,965	1,852
Costs of services	2,859	1,310	7,488	2,874
Costs of other	517	506	1,619	1,466
Total cost of revenue	16,222	9,522	41,335	16,515
Gross profit	21,118	6,778	55,123	14,982
Operating expenses:		.
Selling and marketing	9,830	6,319	27,124	17,271
Research and development	6,951	4,141	19,265	13,051
General and administrative	6,100	3,852	16,855	10,239
Total operating expenses	22,881	14,312	63,244	40,561
Loss from operations	(1,763)	(7,534)	(8,121)	(25,579)
Other income (expense)	1,040	(40)	1,350	(61)
Loss before provision for income taxes and cumulative effect of change in accounting principle	(723)	(7,574)	(6,771)	(25,640)
Provision for income taxes	62	116	185	196
Loss before cumulative effect of change in accounting principle	(785)	(7,690)	(6,956)	(25,836)
Cumulative effect of change in accounting principle, net of tax of $0	—	—	838	—
Net loss	$(785)	$(7,690)	$(6,118)	$(25,836)

Net loss per common share, basic and diluted:
Loss before cumulative effect of change in accounting principle	$(0.02)	$(0.48)	$(0.30)	$(1.62)
Cumulative effect of change in accounting principle	—	—	0.04	—
Basic and diluted net loss per share	$(0.02)	$(0.48)	$(0.26)	$(1.62)
Weighted average common shares outstanding used in computing net loss per share:
Basic and diluted	37,018	16,100	23,137	15,953
Cost of revenue, selling and marketing, research and development, and general and administrative expenses include stock-based compensation charges as follows:
Cost of revenue	$398	$222	$848	$641
Selling and marketing	$1,247	$627	$2,903	$1,918
Research and development	$689	$407	$1,609	$1,220
General and administrative	$1,350	$767	$3,412	$2,457

Accuray Incorporated
Unaudited Condensed Consolidated Balance Sheets
(in thousands, except share amounts)

	March 31,	June 30,
	2007	2006
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$193,354	$27,856
Restricted cash	—	1
Accounts receivable, net of allowance for doubtful accounts of $20 at March 31, 2007 and June 30, 2006	15,285	11,698
Inventories	14,694	10,100
Prepaid expenses and other current assets	6,004	3,512
Deferred cost of revenue—current	25,066	4,810
Total current assets	254,403	57,977
Property and equipment, net	24,657	21,945
Goodwill	4,495	4,495
Intangible assets, net	1,252	1,446
Deferred cost of revenue and other noncurrent assets	36,235	52,760
Total assets	$321,042	$138,623

Liabilities, temporary equity and stockholders’ equity (deficiency)
Current liabilities:
Accounts payable	$13,012	$4,726
Accrued expenses	14,623	15,055
Customer advances and deferred revenue	62,200	41,979
Total current liabilities	89,835	61,760
Long-term liabilities:
Customer advances and deferred revenue	111,359	130,214
Total liabilities	201,194	191,974
Commitments and contingencies (Note 6)

Temporary equity
Redeemable convertible preferred stock, no par value Authorized: 30,000,000 shares; issued and outstanding: none and 17,419,331 at March 31, 2007 and June 30, 2006, respectively; liquidation amount: none and $40,354 at March 31, 2007 and June 30, 2006, respectively.	—	27,504
Stockholders’ equity (deficiency)
Preferred stock, $0.001 par value; Authorized: 5,000,000 shares and none at March 31, 2007 and June 30, 2006, respectively; no shares outstanding.	—	—

Common stock, $0.001 par value and no par value at March 31, 2007 and June 30, 2006, respectively; authorized: 100,000,000 and 70,000,000 shares at March 31, 2007 and June 30, 2006, respectively; issued and outstanding: 53,438,922 and 16,243,150 shares at March 31, 2007 and June 30, 2006, respectively.	53	13,276
Additional paid-in capital	246,571	43,988
Notes receivable from stockholders	—	(206)
Deferred stock-based compensation	—	(17,272)
Accumulated other comprehensive loss	(17)	—
Accumulated deficit	(126,759)	(120,641)
Total stockholders’ equity (deficiency)	119,848	(80,855)
Total liabilities, temporary equity and stockholders’ equity (deficiency)	$321,042	$138,623